AFL-CIO HOUSING INVESTMENT TRUST

union jobs · community development · competitive returns

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. It manages $4.5 billion in assets for over 350 investors, which include union and public employee pension plans. Investing primarily in government and agency insured and guaranteed multifamily mortgage-backed securities, the HIT seeks competitive returns for its investors while promoting union job creation, affordable housing, and community development. Founded over 45 years ago as one of the nation's earliest practitioners of socially responsible investing, the HIT has invested over $6.5 billion to finance 105,000 units of housing and generate more than 70,000 union jobs.



Responsible Investing, Green Jobs

Randi Weingarten, President of the American Federation of Teachers, cited the HIT's responsible investing strategy as an example of how to "use our [pension] assets to try to create jobs, to try to create infrastructure, to try to shore up communities." Speaking at the 2012 Clinton Global Initiative Forum, she called attention to the HIT's Green Jobs Initiative and the energy-efficient retrofit work it is financing. Overall, the HIT's Green Jobs Initiative has helped leverage $1.5 billion of LEED-certified development and over $750 million of energy-saving retrofit and rehabilitation projects. Over $900 million of union pension capital invested by the HIT, plus $37 million of New Markets Tax Credits provided by HIT's subsidiary, Building America, made these green projects possible.

Affordable and Workforce Housing

The HIT has a team of housing investment professionals who develop the multifamily transactions in which it invests. Its investment and portfolio management staff work together with mortgage bankers, developers, labor organizations, and housing finance agencies to address local housing needs and structure financing in a way that benefits each project and the HIT portfolio. More than 60% of the housing units financed since inception are affordable to low- and moderate-income families.

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Above: View from HIT-financed Potrero Launch Apartments, San Francisco



HIT-financed projects shown clockwise from left: Lawndale Terrace, Chicago; Potrero Launch Apartments, San Francisco; Old Colony, Boston

15,000 Union Construction Jobs

When the Obama Administration took office in 2009, the labor movement was asked to help forge an economic recovery plan. As part of labor's response, the HIT launched its Construction Jobs Initiative – an effort that has generated 15,000 union construction jobs so far through the investment of union pension capital. The HIT and its subsidiary, Building America, have helped launch over $2.7 billion of development in three years through this initiative, creating or preserving more than 16,000 housing units on 53 projects in 28 cities across the country.

Competitive Returns

The HIT outperformed its benchmark with gross and net returns of 8.06% and 7.60% for the 12 months ended June 30, 2012, while creating affordable housing and union jobs. The past year, 2011, was the HIT's 19th consecutive calendar year of outperforming its benchmark – the Barclays Capital Aggregate Bond Index – on a gross basis. It was also the 12th calendar year in that 19-year period in which it outperformed the benchmark on a net basis. The HIT's focus on high credit quality multifamily securities offers investors diversification, a high degree of capital security, and an income advantage over the benchmark.

For the 1-, 3-, 5-, and 10-year periods ended September 30, 2012, the HIT's net returns were 5.73%, 6.07%, 6.55%, and 5.33%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT's current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus. Please call 202-331-8055 collect for a free Prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The Prospectus contains this and other information. Read it carefully before investing.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200
Washington, DC 20037
(202) 331-8055
www.aflcio-hit.com

October 2012